Exhibit 10.20

FIRST AMENDMENT TO WARRANT TO PURCHASE STOCK

THIS FIRST AMENDMENT to Warrant to Purchase Stock (this “Amendment”) is entered into this 30th day of September, 2013, by and between SVB Financial Group (“SVBFG”) and Fastly, Inc., a Delaware corporation (the “Company”).

RECITALS

A. The Company issued to Silicon Valley Bank (“Bank”) that certain Warrant to Purchase Stock on July 24, 2013 (the “Warrant”). Bank subsequently transferred the Warrant to its parent company, SVBFG. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Warrant. In connection with an amendment to the Loan Agreement, SVBFG and Borrower have agreed to amend the Warrant as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to Warrant.

1.1 Number of Shares. The definition of “Number of Shares” set forth on page 1 of the Warrant is amended in its entirety to read as follows:

Number of Shares: 9,721 shares

1.1 Credit Facility. The definition of “Credit Facility” set forth on page 1 of the Warrant is amended in its entirety to read as follows:

Credit Facility:	This Warrant to Purchase Stock (“Warrant”) is issued in connection with that certain Loan and Security Agreement of even date herewith between Silicon Valley Bank and the Company (as amended from time to time, the “Loan Agreement”).

2. Limitation of Amendments. The amendments set forth in Section 1 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to be a consent to any amendment, waiver or modification of any other term or condition of the Warrant. This Amendment shall be construed in connection with and as part of the Warrant and all terms, conditions, representations, warranties, covenants and agreements set forth in the Warrant, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3. Miscellaneous. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall be deemed effective as of the date hereof upon the due execution and delivery to SVBFG of this Amendment by each party hereto.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Warrant to Purchase Stock to be duly executed and delivered as of the date first written above.

BORROWER:

FASTLY, INC.

By:	/s/ Gil Penchina
Name:	Gil Penchina
Title:	Co Founder

BANK:

SVB FINANCIAL GROUP

By:	/s/ Scott Newman
Name:	Scott Newman
Title:	Portfolio & Funding Manager

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